UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 10, 2007

Along Mobile Technologies, Inc.
(Exact name of Registrant as specified in its charter)

NEVADA	000-12423	94-2906927
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

No. 88, 9th Floor, Western Part of the 2nd South Ring Road, Xi’an City, Shaanxi Province, PRC (Address of principal executive offices)	710065 (Zip code)

Registrant’s telephone number, including area code: 011-86-29-88360097

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

Purchase of Offices on April 10, 2007

On April 10, 2007, Shaanxi Jialong Hi-Tech Industries, Inc. (“Jialong”), a wholly owned subsidiary of the Registrant, completed the purchase of four offices located on the 23rd Floor of B Suite Building 1 Huanjing Square No. 20, Fengshui South Road, Hi-Tech Development Zone Xi’an City. The Registrant believes that the location of these offices will improve its daily business practices.

Room 2301 is 265.63 square meters, and was purchased for the total sum of $181,746.84 USD from Zhao Xiaoxi.

A copy of the House Sales Contract for Room 2301 is attached hereto as Exhibit 10.1.

Room 2302 is 107.35 square meters, and was purchased for the total sum of $73,450 USD from Zhao Xiaoxi.

A copy of the House Sales Contract for Room 2302 is attached hereto as Exhibit 10.2.

Room 2303 is 265.63 square meters, and was purchased for the total sum of $176,504.61 USD from Shaaxi Shengfan Hi-Tech Energy Materials Co., Ltd.

A copy of the House Sales Contract for Room 2303 is attached hereto as Exhibit 10.3.

Room 2308 is 149.33 square meters, and was purchased for the total sum of $102,173.16 USD from Zhao Xiaoxi.

A copy of the House Sales Contract for Room 2308 is attached hereto as Exhibit 10.4.

Although the aggregate considerations for this transaction do not exceed more than 10% of the Registrant’s total assets as of December 31, 2006, the Registrant feels that it is in their best interest to disclose this acquisition.

Purchase of Office on July 24, 2007

On July 24, 2007, Jialong completed the purchase of an office located on 25th Floor of Millennium Star Mansion No. 88 Western Part of 2nd South Ring Road, Xi’an. The office is 2140 square meters, and was purchased for the total sum of $1,615,170.39 USD from Shaanxi Keli Real Estate Development Co., Ltd. Due to the practical location of the property, the Registrant believes that it has the potential to improve its daily business operations.

A copy of the Sales Contract of Commercial Housing is attached hereto as Exhibit 10.5.

Sale of Office on July 28, 2007

On July 28, 2007, Jialong completed the sale of its office located on the 6th Floor of Building 2 of Xi Yue Ge, No. 72 the Second Ke Ji Road, High Tech Development Zone, Xi’an City, Shaanxi Province. The size of the office is 2734 square meters. The building was sold to Xi’an Software Park Development Center for the total sum of $2,018,926.30 USD. The Registrant sold the building because it was inconveniently located and was no longer being used by the Registrant.

A copy of the Sales Contract for the Office Located in Xi Yue Ge Research and Development Building is attached hereto as Exhibit 10.6.

The Registrant’s principal offices shall remain at No. 88, 9th Floor, Western Part of the 2nd South Ring Road, Xi’an City, Shaanxi Province, PRC.

Exhibit No.	Description

10.1	House Sales Contract for Room 2301

10.2	House Sales Contract for Room 2302

10.3	House Sales Contract for Room 2303

10.4	House Sales Contract for Room 2308

10.5	Sales Contract of Commercial Housing

10.6	House Sales Contract for Office Located in the Xi Yu Ge Research and Development Building

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALONG MOBILE TECHNOLOGIES, INC.

Date: July 6, 2007	By:	/s/ Li Jian Wei
Li, Jian Wei, President